UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 10, 2004

CoTherix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-05794	04-3513144
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

5000 Shoreline Court, Suite 101, South San Francisco, CA 94080

(Address of principal executive offices and zip code)

(650) 808-6500

(Registrant's telephone number, including area code)

Item 2.02. Results of Operations and Financial Condition

On November 10, 2004, CoTherix, Inc. publicly disseminated a press release announcing certain financial results for the quarter ended September 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release of CoTherix, Inc, dated November 10, 2004 regarding its financial results for the quarter ended September 30, 2004, furnished in accordance with item 2.02 of this Current Report.

The information in this Current Report (including Exhibit 99.1) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report (including Exhibit 99.1) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2004

CoTherix, Inc.
By:	/s/ Christine E. Gray-Smith
Christine E. Gray-Smith Executive Vice President and Chief Financial Officer

INDEX TO EHXIBITS FILED WITH

THE CURRENT REPORT ON FORM 8-K DATED NOVEMBER 10, 2004

Exhibit Description

99.1 Press Release of CoTherix, Inc. dated November 10, 2004 regarding its financial results for the quarter ended September 30, 2004, furnished in accordance with Item 2.02 of this Current Report.